                                                                 Exhibit 10.3.38

                            SECOND AMENDMENT TO LEYTE
                       OPTIMIZATION PROJECT BOT AGREEMENT

     THIS SECOND AMENDMENT to LEYTE OPTIMIZATION PROJECT BOT AGREEMENT (this
"Amendment") is made as of April 1, 1996, between PNOC-ENERGY DEVELOPMENT
CORPORATION, a wholly owned subsidiary of the Philippine National Oil Company, organized and existing under Philippine law ("PNOC-EDC") and ORMAT LEYTE CO.
LTD. a Philippine limited partnership ("Operator").

     A. PNOC-EDC and ORMAT LEYTE CO. LTD., a Philippine Partnership executed that certain Leyte Optimization Project BOT Agreement dated August 4, 1995 which has been assigned to the Operator (the "Original Agreement"), concerning the development and operation of a 49 MW (net) geothermal power production facilities in Leyte Province, the Philippines. All capitalized terms not defined herein shall have the meanings given them in the Original Agreement.

     B. PNOC-EDC and Operator each acknowledge that some but not all of the conditions to "Effectivity" of the Original Agreement set forth in Sections
26.1, 26.2 and 26.3 of the Original Agreement have been fulfilled.

     C. PNOC-EDC and Operator recognize that additional time is needed in order to fulfill the remaining conditions to Effectivity set forth in Sections 26.1,
26.2 and 26.3 of the Original Agreement.

     D. Section 15.1 of the Original Agreement and its First Amendment provides, inter alia, that if by the Effectivity Date of April 10, 1996, one or more of the conditions set forth in Sections 26.1, 26.2 and 26.3 have not been fulfilled or waived by PNOC-EDC or the Operator, as the case may be, the parties shall consult in good faith with a view to achieving Effectivity. Furthermore, Section
3.1(a) states that if the Effectivity Date does not occur on or before April 10,
1996, the parties shall discuss and agree on any further extension of the Bid
Security.

     E. PNOC-EDC and Operator wish to amend the Original Agreement and the Bid
Security as more fully set forth in this Amendment.

     NOW THEREFORE, the parties hereto, intending to be legally bound, and to bind their successors and assigns, agree as follows:

     1. Amendment of Section 3.1(a) of the Original Agreement. Section 3.1(a) of
the Original Agreement is hereby amended to read in its entirety as follows:

     (a) To guarantee the faithful performance by the Operator of its obligation to completely construct the Power Plant in accordance with the terms and conditions of this Agreement, within ten (10) days of the Effectivity Date the
Operator shall post and deliver the Construction Performance Security in a form acceptable to PNOC-EDC in a sum equivalent to One Hundred Dollars (US $100) per kilowatt (kW) of total Contracted Capacity for all the Plants or its equivalent in Philippine Pesos or other currencies. Prior to such delivery, the Operator shall ensure that the Bid Security required under the bid documents shall be extended until such time the Construction Performance Security shall have been posted and delivered; provided that, in the event that the Effectivity Date does not occur on or before April 22, 1996, the parties shall discuss and agree on any further extension of the Bid Security. PNOC-EDC shall have recourse to the
Construction Performance Security to satisfy the final judgment in an arbitral proceeding in accordance with Article 21.

     2. Amendment of Section 4.1(a) of the Original Agreement Section 4.1(a) of
the Original Agreement is hereby amended to read in its entirety as follows:

     (a) The Operator shall in good faith use all reasonable efforts to construct the Power Plant in accordance with the following schedule:

Activity                                      Date
Target Effectivity Date                       April 22, 1996

Ordering of long lead items                   the later of (i) July 1, 1996 or
(turbogenerators)                             (ii) 120 days after the
                                              Effectivity Date

Start of Commissioning Period                 May 1, 1997
of Plants 1, 2 and 3

Start of Commissioning Period                 October 1, 1997
of Plant 4

Scheduled Completion Date                     September 1, 1997
for Plants 1, 2 and 3

Scheduled Completion Date                     January 1, 1998
for Plant 4

Guaranteed Commercial Operation               September 25, 1997
Date for Plants 1, 2 and 3

Guaranteed Commercial Operation               January 25, 1998
Date for Plant 4

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If the Commercial Operation Date of any Power Plant does not occur on or before the relevant Guaranteed Commercial Operation Date, the Operator shall be subject to the penalty provisions set forth in Section 4.11. The Operator, however, may request for an extension of the relevant milestone dates.

     3. Amendment of Section 15.1(b) of the Original Agreement Section 15.1(b)
of the Original Agreement is hereby amended to read in its entirety as follows:

          (b) If the Effectivity Date has not occurred by April 22, 1996, or within such longer period as the parties may agree to, due to a failure of the conditions set forth in Section 26.1 to have been satisfied prior to such date, if such conditions have not been waived in writing by PNOC-EDC, the parties shall consult with each other in good faith with the view to achieving the
Effectivity Date. If a mutually acceptable arrangement is not reached and implemented within fifteen (15) days thereafter, either party shall have the right to terminate this Agreement by giving written notice to the other party.
Upon such termination, PNOC-EDC shall return to the Operator all security held by PNOC-EDC in connection with this Agreement, including any bid securities, letters of credit and bank guarantees, the Operator shall reimburse PNOC-EDC for all costs and expenses incurred by PNOC-EDC as of the date of and in connection with this Agreement except those of PNOC-EDC related to the preparation of the request for proposals and the bid evaluation until such termination, and thereafter, neither party shall have any further liability to the other and this
Agreement shall immediately and automatically become null and void.
Notwithstanding anything to the contrary in this Agreement, this provision shall become effective upon execution of this Agreement and shall remain effective until the Effectivity Date.

     4. Amendment of Section 15.1(c) of the Original Agreement Section 15.1(c)
of the Original Agreement is hereby amended to read in its entirety as follows:

          (c) If the Effectivity Date has not occurred by April 22, 1996, or within such longer period as the parties may agree to, due to a failure of the conditions set forth in Section 26.2 to have been satisfied prior to such date, if such conditions have not been waived in writing by the Operator, the parties shall consult each other in good faith with the view to achieving the
Effectivity Date. If a mutually acceptable arrangement is not reached and implemented within fifteen (15) days thereafter, either party shall have the right to terminate this Agreement by giving written notice to the other party.
Upon such termination, PNOC-EDC shall return to the Operator all security held by PNOC-EDC in connection with this Agreement, including any bid securities, letters of credit and bank guarantees, PNOC-EDC shall reimburse the Operator for all costs and expenses incurred by the Operator as of the date of and in connection with this Agreement, and

                                       3

thereafter, neither party shall have any further liability to the other and this
Agreement shall immediately and automatically become null and void.
Notwithstanding anything to the contrary in this Agreement, this provision shall become effective upon execution of this Agreement and shall remain effective until the Effectivity Date.

     5. Amendment of Section 15.1(d) of the Original Agreement Section 15.1 (d)
of the Original Agreement is hereby amended to read in its entirety as follows:

          (d) If the Effectivity Date has not occurred by April 22, 1996, or within such longer period as the parties may agree to, due to a failure of the conditions set forth in Section 26.3 to have been satisfied prior to such date, if such conditions have not been waived in writing by both parties, the parties shall consult each other in good faith with the view to achieving the
Effectivity Date. If a mutually acceptable arrangement is not reached and implemented within fifteen (15) days thereafter, either party shall bear its own costs and expenses. In the event, however, of the failure of the condition in
Section 26.3(a)(ii) other than for reasons due to adverse economic or political conditions in the Philippines, and the parties do not waive the fulfillment of this condition, either party may terminate this Agreement by giving written notice to the other party, and the Operator shall reimburse PNOC-EDC as of the date of and in connection with this Agreement except those of PNOC-EDC related to the preparation of the request for proposals and the bid evaluation until such termination. Neither party shall have any further liability to the other and this Agreement shall immediately and automatically become null and void.
Notwithstanding anything to the contrary in this Agreement, this provision shall become effective upon execution of this Agreement and shall remain effective until the Effectivity Date.

     6. General Ratification. Except as expressly amended hereby, all the terms and provisions of the Original Agreement are hereby ratified and confirmed and remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment to
Leyte Optimization Project BOT Agreement as of the date first above written.

PNOC-ENERGY DEVELOPMENT CORPORATION,
a wholly-owned subsidiary of the
Philippine National Oil Company

By: /s/ Nazario C. Vasquez
    ------------------------------
    Name:  Nazario C. Vasquez
    Title: President

                                       4

ORMAT LEYTE CO. LTD.
a Philippine limited partnership

By: /s/ Nessim Forte
    ------------------------------
    Name:  Nessim Forte
    Title: Authorized Representative

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                             EFFECTIVITY CERTIFICATE

     Reference is made to (i) the Leyte Optimization Project - BOT Agreement dated August 4, 1995 (the "BOT Agreement") between PNOC Energy Development
Corporation ("PNOC EDC") and Ormat, Inc., and (ii) the Accession Undertaking
dated as of February 15, 1996 between PNOC EDC, Ormat, Inc. and Ormat Leyte Co.
Ltd. (the "Operator"). All capitalized terms used but not defined herein have the respective meanings assigned to such terms in the BOT Agreement.

     1.   PNOC EDC, does hereby certify, that each of the conditions set forth in Section 26.1 (PNOC EDC Conditions on Operator) and Section 26.3(a)
          [Other Conditions] of the BOT Agreement have been satisfied by the
          Operator or waived by PNOC EDC.

     2.   The Operator does hereby certify, that each of the conditions set forth in Section 26.2 (Operator Conditions on PNOC EDC) and Section
          26.3(b) [Other Conditions] of the BOT Agreement have been satisfied by
          PNOC-EDC or waived by the Operator.

     3.   The BOT Agreement is hereby declared effective in accordance with its terms and the Effectivity Date is hereby declared to be April 30,
          1996.

     4.   Notwithstanding the above Effectivity Date, the milestones and commitments of the Operator referred to under Section 4.1 of the BOT
          Agreement remain unchanged.

     IN WITNESS WHEREOF, PNOC EDC and Ormat Leyte Co. Ltd have signed this certificate as of this 30th day of April, 1996.

                                            PNOC Energy Development Corporation

                                            By:    /s/ Raul S. Manglapus
                                                   -----------------------------
                                            Name:  Raul S. Manglapus
                                            Title: Chairman

                                            Ormat Leyte Co. Ltd.
                                            By:    Orleyte Company
                                            Its:   General Partner

                                            By:    /s/ Nessim J. Forte
                                                   -----------------------------
                                            Name:  Nessim J. Forte
                                            Title: Authorized Representative